UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 8, 2004

                                     1-4422
                            (Commission File Number.)


                   ------------------------------------------


                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                              51-0068479
    (State or other jurisdiction of     (I.R.S. Employer Identification No.)
     incorporation or organization)


                   2170 Piedmont Road, N.E., Atlanta, Georgia
                    (Address of principal executive offices)

                                      30324
                                   (Zip Code)


                                 (404) 888-2000
              (Registrant's telephone number, including area code)


                   ------------------------------------------

ITEM 5.  Other Events and Regulation FD Disclosure.

On March 8, 2004, Rollins, Inc. sent out a press release announcing, that it had entered into a definitive purchase agreement to acquire, through a purchase of assets, the pest control business and certain ancillary operations of Western Industries, Inc. and its affiliates. A copy of the press release is being filed as exhibit 99.1 to this form 8-K and is incorporated herein by reference in its entirety.



ITEM 7.  Financial Statements and Exhibits.

            ( c )  Exhibits.

                   (99.1) Press Release dated March 8, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROLLINS, INC.




Date:  March 10, 2004                By:  /s/ Harry J. Cynkus
                                         ---------------------------------------
                                          Harry J. Cynkus
                                          Chief Financial Officer and Treasurer